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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
Tapestry Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TAPESTRY PHARMACEUTICALS, INC.
4840 Pearl East Circle, Suite 300W
Boulder, Colorado 80301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On July 6, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Tapestry Pharmaceuticals, Inc., a Delaware corporation formerly known as NaPro BioTherapeutics, Inc. (the "Company"). The meeting will be held on Tuesday, July 6, 2004 at 9:00 a.m. local (Mountain) time at the Westminster Westin Hotel, 10600 Westminster Boulevard, Westminster, Colorado, USA for the following purposes:

1.
To elect three directors to hold office until the 2007 Annual Meeting of Stockholders.

2.
To approve the Company's 2004 Equity Incentive Plan.

3.
To approve the Company's 2004 Non-Employee Directors' Stock Option Plan.

4.
To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 29, 2004.

5.
To conduct any other business properly brought before the meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the Annual Meeting is May 7, 2004. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Patricia A. Pilia, Ph.D. Secretary

Boulder, Colorado
June 3, 2004

        You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

TAPESTRY PHARMACEUTICALS, INC.
4840 Pearl East Circle, Suite 300W
Boulder, Colorado 80301

PROXY STATEMENT
FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS
July 6, 2004

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

        We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Tapestry Pharmaceuticals, Inc. (sometimes referred to as the "Company" or "Tapestry") is soliciting your proxy to vote at the 2004 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

        The Company intends to mail this proxy statement and accompanying proxy card on or about June 3, 2004, to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

        Only stockholders of record at the close of business on May 7, 2004 will be entitled to vote at the annual meeting. On this record date, there were 33,297,217 shares of common stock outstanding and entitled to vote.

  Stockholders of Record: Shares Registered in Your Name

        If on May 7, 2004, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on May 7, 2004, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

        There are four matters scheduled for a vote:

  •
  Election of three directors to hold office until the 2007 Annual Meeting of Stockholders;

  •
  Approval of the Company's 2004 Equity Incentive Plan;

  •
  Approval of the Company's 2004 Non-Employee Directors' Stock Option Plan; and

  •
  Ratification of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 29, 2004.

How do I vote?

        You may either vote "For" all the nominees to the Board of Directors or you may "Withhold" your vote for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

  Stockholders of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

  •
  To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock you own as of May 7, 2004.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of all three nominees for director, "For" Proposal 2 to approve the Company's 2004 Equity Incentive Plan, "For" Proposal 3 to approve the Company's 2004 Non-Employee Directors' Stock Option Plan, and "For" Proposal 4 to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 29, 2004. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees and representatives of MacKenzie Partners, Inc. may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but MacKenzie Partners, Inc. will be paid its customary fee of approximately $5,000, plus out-of-pocket expenses if it solicits proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may send a written notice that you are revoking your proxy to our Corporate Secretary at Tapestry Pharmaceuticals, Inc., Attn: Corporate Secretary, 4840 Pearl East Circle, Suite 300W, Boulder, Colorado 80301.

  •
  You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

        If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year's annual meeting?

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by February 3, 2005, to Tapestry Pharmaceuticals, Inc., Attn: Corporate Secretary, 4840 Pearl East Circle, Suite 300W, Boulder, Colorado 80301. If you wish to submit a proposal that is not to be included in next year's proxy materials or nominate a director, you must do so no earlier than April 27, 2005, and no later than May 17, 2005. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and "Withhold" and, with respect to proposals other than the election of directors, "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

        If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange ("NYSE") on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

  •
  For the election of directors, the three nominees receiving "For" votes (among votes properly cast in person or by proxy) constituting a majority of the votes cast at the annual meeting will be elected. Broker non-votes and votes withheld will not be counted as votes cast.

  •
  To be approved, Proposal No. 2 to approve the Company's 2004 Equity Incentive Plan must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 3 to approve the Company's 2004 Non-Employee Directors' Stock Option Plan must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 4 to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLC as independent auditors of the Company for its fiscal year ending December 29, 2004 must receive a "For" vote from the majority of shares present and entitled to vote either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 33,297,217 shares outstanding and entitled to vote. Thus, 16,648,609 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company's quarterly report on Form 10-Q for the third quarter of 2004.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Company's Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director's successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

        The Board of Directors presently has eight members. There are three directors in the class whose term of office expires in 2004. Each of the nominees listed below is currently a director of the Company who was previously elected by the stockholders. If elected at the annual meeting, each of these nominees would serve until the 2007 annual meeting and his or her successor is elected and has qualified, or until the director's death, resignation or removal. It is the Company's policy to invite directors and nominees for director to attend the annual meeting. Two of the directors and nominees for election as a director at the 2003 Annual Meeting of Stockholders attended the 2003 annual meeting.

        The following is a brief biography of each nominee and each director whose term will continue after the annual meeting.

Nominees for Election for a Three-year Term Expiring at the 2007 Annual Meeting

        Patricia A. Pilia, Ph.D., 55, a co-founder of the Company, has served as a director since our inception in March 1991. She has served as our Secretary since November 1991, our Vice President of BioResearch and Toxicology since March 1993, and our Executive Vice President since October 1998. Additionally, in 2002, she was appointed Acting Head, Research and Development. In 1990, she co-founded, with Dr. Sterling Ainsworth, Pacific Biotechnology, Inc. (a predecessor of ours) and served as its Vice President and Director of Biotechnology. From 1983 to 1991, Dr. Pilia was an Assistant Professor of Pathology in the College of Medicine and Dental Medicine and the College of Graduate Studies at Medical University of South Carolina (MUSC). Dr. Pilia served as the Assistant Director of the MUSC Immunopathology Diagnostic and Research Laboratories from 1985 to 1991. Since 1984 she has been a consultant on the design and development of biomedical devices and treatment modalities and the design and performance of clinical trials. Dr. Pilia received a Bachelor's degree from Boston University, a Master's degree in immunology/microbiology and a Doctoral degree in pathology from MUSC.

        Edward L. Erickson, 57, has served as a director since 2000. Since April 1998, he has served as Chairman of the Board of Immunicon Corporation, a publicly traded medical products company with technology for use in diagnostics, life science research, and therapeutic applications. He has also served as Chief Executive Officer of Immunicon since March 1999, its President since January 2000, and was its interim Chief Executive Officer from September 1998 to March 1999. Immunicon completed an initial public offering of common stock in April 2004. From 1993 to 1998, Mr. Erickson served as President, Chief Executive Officer and as a director of DepoTech Corporation, at that time a publicly traded pharmaceutical company in the drug delivery field. From 1991 to 1993, he served as President, Chief Executive Officer and as a director of Cholestech Corporation, a publicly traded diagnostics company in the field of point-of-care cholesterol testing and screening. Prior to his employment with Cholestech Corporation, Mr. Erickson held senior executive positions with The Ares-Serono Group, now Serono, and with Amersham International plc, now Amersham plc. From 1995 to 1998, Mr. Erickson served as a director of MegaBios Corporation, a gene therapy company. Mr. Erickson holds a B.S. in mathematics with a minor in Physics and an M.S. in mathematics from the Illinois Institute of Technology and an M.B.A. with high distinction from Harvard University, where he was elected a Baker Scholar and was awarded the Loeb Rhoades Fellowship in Finance.

        The Honorable Richard N. Perle, 62, has served as a director since 2000. He is a fellow at the American Enterprise Institute. Additionally, Mr. Perle is a director of Hollinger International, Inc., a publicly traded company that publishes English language newspapers in the United States, the United Kingdom, Canada and Israel. Mr. Perle is also a director of Autonomy, plc, a publicly traded company engaged in the development of various software applications, as well as a director of DigitalNet Holdings, Inc., a publicly traded company providing managed network services, information security solutions, and application development and integration services to U.S. defense, intelligence, and civilian federal government agencies. From 1981 to 1987, Mr. Perle was the United States Assistant Secretary of Defense for International Security Policy at the United States Department of Defense. Mr. Perle attended the London School of Economics with Honors Examinations, received a B.A. in international relations from the University of Southern California, an M.A. in politics from Princeton University, and completed various fellowships at Princeton University, the Ford Foundation and the American Council of Learned Societies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2005 Annual Meeting

        Stephen K. Carter, M.D., 66, was appointed as a director effective March 9, 2004, to serve until the Company's annual meeting in 2005 or until his successor is duly elected and qualified or his earlier resignation or removal. Dr. Carter is currently a consultant to the pharmaceutical industry. From 1996 to 1999, Dr. Carter served as a consultant to SUGEN Inc., a biopharmaceutical company focused on the discovery and development of small molecule drugs which target specific cellular signal transduction pathways, and from 1999 to 2000 was SUGEN's Senior Vice President of Clinical and Regulatory Affairs. From 1995 to 1996, he was Senior Vice President, Research and Development at Boehringer Ingelheim Pharmaceuticals, Inc. From 1990 to 1995, Dr. Carter served as Senior Vice President, Worldwide Clinical Research and Development at Bristol-Myers Squibb Co. Dr. Carter is a former Deputy Director at the National Cancer Institute's Division of Cancer Treatment and is a member of the American Society of Clinical Oncology. Dr. Carter received his A.B. degree in American history from Columbia College and his M.D. degree from New York Medical College. Dr. Carter currently serves on the Board of Directors of four publicly traded companies: Cytogen Corporation, where he is a member of its Audit Committee; Emisphere Technologies, Inc., where he is a member of its Compensation and Governance Committees; Vion Pharmaceuticals; and Alfacell Corporation, where he is a member of its Compensation Committee.

        George M. Gould, Esq., 66, has served as a director since January 2003. He has served as Of Counsel to the law firm Gibbons, Del Deo, Dolan, Griffinger & Vecchione since June 1996. Mr. Gould is also a director of Protein Design Labs, Inc., a publicly traded biotechnology company engaged in the development of humanized monoclonal antibodies for the prevention and treatment of disease. Additionally, Mr. Gould is a director of Angiogenex, Inc., a privately-held biopharmaceutical company that develops therapeutic and diagnostic applications of Id gene and protein technologies as well as Supratek Pharma, a private Canadian biopharmaceuticals company developing novel block copolymer targeted drug formulations. From May 1996 to December 1996, Mr. Gould was a Senior Vice President of PharmaGenics, Inc. Prior to that time, Mr. Gould served as Vice President, Licensing & Corporate Development and Chief Patent Counsel for Hoffmann-La Roche Inc. from October 1989 to May 1996. Mr. Gould received a Bachelor of Arts degree in organic chemistry from The Johns Hopkins University, attended the New York University Graduate School of Chemistry, received a J.D. from Columbia University School of Law and an L.L.M. from New York University School of Law.

Directors Continuing in Office Until the 2006 Annual Meeting

        Leonard P. Shaykin, 60, has served as our Chairman of the Board since June 1993, and our Chairman and Chief Executive Officer since August 1999. In 1995, Mr. Shaykin founded Shaykin & Co., LLC, a private investment and management company. Prior to founding Shaykin & Co., Mr. Shaykin was a managing partner of Adler & Shaykin, an investment partnership organized to sponsor management leveraged buyouts. Prior to that, Mr. Shaykin was Vice President, Director and a member of the Investment Committee of Citicorp Venture Capital, Ltd. and Citicorp Capital Investors, Inc., the venture capital and equity investment subsidiaries of Citicorp and Citibank. He is currently a Board Member of the American Friends of Sheba Medical Center-Tel Hashomer, Israel, and a trustee of the Jackson Laboratories, a not-for-profit genetic research institute. Mr. Shaykin received a B.A. and an M.A. from the University of Chicago, and an M.B.A. from the University of Chicago Graduate School of Business.

        Arthur H. Hayes, Jr., M.D., 70, has served as a director since March 1996. He is currently President and Chief Operating Officer of MediScience Associates, a pharmaceutical consulting company, and is a Professor of Medicine at New York Medical College and Pennsylvania State University College of Medicine. From 1981 to 1983, Dr. Hayes served as Commissioner of the United States Food and Drug Administration. From 1986 to 1991, he was President and Chief Executive Officer of EM Pharmaceuticals, as well as a member of its board of directors. Dr. Hayes served as

Provost & Dean at New York Medical College from 1983 to 1986, and served as the Director of the Institute of Human Values in Medical Ethics, International Health and Biomedical Sciences, and for the latter of which he also served as Chairman. Dr. Hayes has held several posts with Pennsylvania State University, which included Professor of Medicine and Pharmacology from 1977 to 1981, Dean of Admissions from 1976 to 1979 and Associate Professor of Medicine and Pharmacology and Director of the Division of Clinical Pharmacology from 1972 to 1977. Dr. Hayes currently serves on the board of directors of Myriad Genetics, Inc. (a publicly traded genomic research and pharmaceutical company), Celgene Corporation (a publicly traded pharmaceutical company), and Research Technology, Inc. (a publicly traded biotechnology and medical device company). Dr. Hayes received his M.D. from Cornell University Medical College, and also attended Cornell's Graduate School of Medical Sciences, Department of Pharmacology. He undertook premedical studies, and attended medical school at Georgetown University. Dr. Hayes received his M.S. (philosophy, politics and economics) from Oxford University, where he was a Rhodes Scholar, and his B.A. (philosophy) from Santa Clara University.

        Robert E. Pollack, Ph.D., 63, has served as a director since 2000. He is currently Professor of Biological Sciences, Lecturer in Psychiatry at the Center for Psychoanalytic Training and Research, and Director of the Center for the Study of Science and Religion, at Columbia University. He has been a Professor of Biological Sciences at Columbia since 1978, and was Dean of Columbia College from 1982 to 1989. He received the Alexander Hamilton Medal from Columbia University, and has held a Guggenheim Fellowship. He currently serves on Advisory Boards of the John Templeton Foundation, California Newsreels, The Fred Friendly Seminars, the Program in Religion and Ecology of the Center for the Study of World Religions at Harvard University, and as a Senior Consultant for the Director, Program of Dialogue on Science, Ethics and Religion, American Association for the Advancement of Science. He is also currently a director and Chair of the Scientific Advisory Board of Nutrition 21, Inc., a publicly traded company focusing on the development and marketing of proprietary nutritional products. Dr. Pollack graduated from Columbia University with a B.A. in physics, and received a Ph.D. in biology from Brandeis University.

Independence of the Board of Directors

        As required under the Nasdaq Stock Market ("Nasdaq") listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. The Board consults with the Company's counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of Nasdaq, as in effect time to time.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that all of the Company's directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for Mr. Shaykin, our Chairman and Chief Executive Officer, and Dr. Pilia, our Executive Vice President and Secretary.

Information Regarding the Board of Directors and its Committees

        The Board has four committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Research and Development Committee. The following table provides current committee membership, as well as meeting information for fiscal 2003 for each of the Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance		Research and Development
Stephen K. Carter, M.D.					X		X
Edward L. Erickson	X	*	X
George M. Gould, Esq.	X				X	*
Arthur P. Hayes, Jr., M.D.					X
Richard N. Perle	X		X	*
Patricia A. Pilia, Ph.D.							X
Robert E. Pollack, Ph.D.			X				X	*
Leonard P. Shaykin
Total meetings in fiscal year 2003	4		2		0		2

*
Committee Chair

        Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of each committee (other than the Research and Development Committee) meets the applicable rules and regulations regarding "independence" and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

  Audit Committee

        The Audit Committee assists the Board in monitoring the integrity of the Company's financial statements, the independent auditor's qualifications and independence, the performance of the Company's internal audit function and independent auditors, and the compliance by the Company with legal and regulatory requirements. In particular, the Audit Committee reviews and discusses with management and the independent auditor the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommends to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K; reviews and discusses with management and the independent auditor the Company's quarterly financial statements prior to the filing of the Company's Quarterly Reports on Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements; evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company's audit engagement team as required by law; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and reviews and approves all "related party transactions," as required by law. The Board of Directors has approved an amended and restated Audit Committee Charter, a copy of which is attached as Appendix A to these proxy materials.

The Audit Committee Charter contains further details on the Committee's responsibilities and functions.

        Three directors comprise the Audit Committee: Messrs. Erickson, Gould and Perle. Mr. Erickson currently serves as Chairman of the Audit Committee. The Board of Directors annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of the Company's Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A) of the Nasdaq listing standards). The Board of Directors has determined that Mr. Erickson qualifies as an "audit committee financial expert," as defined in applicable rules of the Securities and Exchange Commission (the "SEC"). The Board made a qualitative assessment of Mr. Erickson's level of knowledge and experience based on a number of factors, including his formal education and experience as a chief executive officer for a public reporting company. The Audit Committee met four times during the fiscal year.

  Compensation Committee

        The Compensation Committee assists the Board in carrying out its responsibilities relating to compensation of the Company's executive officers, administers the Company's incentive and equity-based plans, and works with management and the Board in matters concerning organization development and succession planning of officers. In particular, the Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company's executive officers (including the Chief Executive Officer); reviews and approves the compensation of the Company's executive officers; reviews and makes recommendations to the Board concerning executive compensation policies and practices generally; exercises all authority with respect to administration of the Company's various stock option and incentive plans; reviews and makes recommendations to the Board concerning any employment contract or severance arrangement for any executive officer; reviews and makes recommendations to the Board concerning director compensation and benefits; assists the Board in developing and evaluation potential candidates for executive positions; and oversees the development of the Company's executive succession plans. The Board of Directors has approved an amended and restated Compensation Committee Charter, which can be found on our corporate website at www.tapestrypharma.com. The Compensation Committee Charter contains further details on the Compensation Committee's responsibilities and functions.

        Three directors comprise the Compensation Committee: Messrs. Erickson and Perle and Dr. Pollack. Mr. Perle currently serves as Chairman of the Committee. All members of the Company's Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Compensation Committee met two times during the fiscal year.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of persons identified as prospective nominees for director; recommending to the Board nominees for director to be submitted to stockholders for election at the Company's annual meeting or to fill vacancies and newly created directorships; considering and making recommendations to the Board concerning the appropriate size, function, needs and composition of the Board and its committees; reviewing the Board's committee structure (including assignment rotation schedules and authority to delegate to subcommittees) and recommending to the Board directors to serve as members of each committee; and reviewing, recommending and periodically re-examining the Company's corporate governance practices and policies. The Board of Directors has approved a Nominating and Corporate Governance Committee Charter, which can be found on our corporate website at www.tapestrypharma.com. The Nominating and Corporate Governance Committee Charter contains further details on the Committee's responsibilities and functions.

        Two directors comprise the Nominating and Corporate Governance Committee: Mr. Gould and Dr. Hayes. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee did not meet during the last fiscal year and did not participate in the nominating process. Instead, the nominating process was handled by the entire Board, which believed that it was not necessary to utilize the Nominating Committee because the size and composition of the Board allowed it to adequately identify, review and evaluate candidates to serve as directors of the Company.

        The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having the highest personal integrity and ethics. The Committee also considers such factors as relevant expertise and experience, ability to devote sufficient time to the affairs of the Company, demonstrated excellence in his or her field, the ability to exercise sound business judgment and the commitment to rigorously represent the long-term interests of the Company's stockholders. Candidates for director will be reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Committee intends to consider experience, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Committee determines whether the nominee must be independent for Nasdaq purposes, which determination will be based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.

        The Nominating and Corporate Governance Committee does not have a formal process for identifying and evaluating nominees for director. Instead, it uses its network of contacts to identify potential candidates. The Committee may also engage, if it deems appropriate, a professional search firm. The Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Committee will meet to discuss and consider such candidates' qualifications and then select a nominee for recommendation to the Board by majority vote.

        At this time, the Nominating and Corporate Governance Committee does not consider director candidates recommended by stockholders. The Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership discussed above. To date, the Nominating and Corporate Governance Committee has not rejected a timely director nominee from a stockholder or group of stockholders holding more than 5% of our voting stock.

  Research and Development Committee

        The Research and Development Committee of the Board of Directors is charged with reviewing our research and development activities and making recommendations to the full Board of Directors on such matters, including allocation of the Company's resources among the various active research and development programs. The Committee also assists the Board in evaluating and reviewing new development and product opportunities and potential licenses or acquisitions of third-party products or technology. Three directors comprise the Research and Development Committee: Drs. Carter, Pilia and Pollack. Dr. Pollack currently serves as Chairman of this Committee. The Research and Development Committee met two times during the fiscal year.

Meetings of the Board of Directors

        The Board of Directors met twelve times during the last fiscal year. Each incumbent Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served, held during the period for which he or she was a director or committee member, respectively.

Stockholder Communications with the Board of Directors

        The Company's Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending an email to governance@tapestrypharma.com, or writing to the Board of Directors, c/o Tapestry Pharmaceuticals, Inc., 4840 Pearl East Circle, Suite 300W, Boulder, Colorado 80301. All communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). All communications directed to the Audit Committee in accordance with the Company's Complaint Process that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee.

Code of Ethics

        The Company has adopted a Code of Ethics and Business Conduct that applies to all senior executives and the Company's Controller. The Code of Ethics and Business Conduct is available on our website at www.tapestrypharma.com. If the Company makes any substantive amendments to the Code of Ethics and Business Conduct or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS (MAY 19, 2004)1

        The Audit Committee of the Board of Directors reviews Tapestry's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

        The Committee consists of three directors, all of whom meet the independence and other requirements for membership on the Audit Committee under applicable Nasdaq listing standards. The Board of Directors has adopted a written charter for the Committee.

        The Committee has reviewed and discussed with management and Tapestry's independent auditor, Ernst & Young LLP, the financial results for 2003. The Committee has also reviewed the results of the 2003 audit and the 2003 audited financial statements with management. In addition to its reviews, the Committee met four times in 2003 with the independent auditor. The meetings were designed to facilitate and encourage private communication between the Committee, management and the independent auditor. The meetings included discussion and further review of the financial statements, the interim financial results and the matters required to be discussed by Statement of Auditing Standards No. 61. The independent auditor also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the Committee has discussed with the independent auditor, the auditor's independence from Tapestry. The Committee believes that management maintains an effective system of internal controls that results in fairly presented financial statements. Based on its reviews and discussions described above, the Committee recommended to the Board of Directors that the audited 2003 financial statements be included in Tapestry's Annual Report on Form 10-K, as amended, for the last fiscal year, as filed with the SEC.

  The Audit Committee

  Edward L. Erickson, Chair
  Richard N. Perle
  George Gould

1
The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

PROPOSAL 2
APPROVAL OF 2004 EQUITY INCENTIVE PLAN

        In April 2004, the Board of Directors of the Company adopted the Company's 2004 Equity Incentive Plan (the "Incentive Plan"), subject to stockholder approval. There are 2,000,000 shares of common stock reserved for issuance under the Incentive Plan. No more than 500,000 shares of common stock may be issued as stock purchase awards, stock bonus awards, stock unit awards or other stock awards. No awards have been granted under the Incentive Plan and the Board has no intention to grant any awards under the Incentive Plan until after the Company's stockholders have approved the Incentive Plan at the annual meeting.

        Stockholders are requested in this Proposal 2 to approve the Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Incentive Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

        The Company has granted stock options and other awards under its 1994 Long-Term Performance Incentive Plan, as amended (the "1994 Plan"). The 1994 Plan will terminate in July 2004, but was extended in accordance with its terms by the Board for certain purposes until July 2009. As of May 7, 2004, 295,904 shares of common stock remained available for future grants under the 1994 Plan, of which 96,000 shares are to be used for the automatic grant of stock options to non-employee directors in accordance with the 1994 Plan on the next business day following the 2004 annual meeting.

        The essential features of the Incentive Plan are presented below:

General

        The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock purchase awards, stock bonus awards, stock appreciation rights, stock unit awards and other stock awards (collectively "awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. Stock appreciation rights granted under the Incentive Plan may be tandem rights, concurrent rights or independent rights. See "Federal Income Tax Information" for a discussion of the tax treatment of awards.

Purpose

        The Board adopted the Incentive Plan to provide a means by which employees and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the approximately 95 employees and consultants of the Company and its affiliates will be eligible for awards under the Incentive Plan.

Administration

        The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

        The Board has the power to delegate administration of the Incentive Plan to a committee composed of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself. Subject to the terms of the Incentive Plan, the Board may delegate to one or more of the Company's officers the authority to grant stock awards to employees of the Company who are not officers. Such officer would be able to grant only the total number of stock awards specified by the Board.

        The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be "outside directors." The Incentive Plan provides that, in the Board's discretion, directors serving on the committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified retirement plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise not considered an "outside director" for purposes of Section 162(m).

Stock Subject to the Incentive Plan

        Subject to stockholder approval of this Proposal, an aggregate of 2,000,000 shares of common stock is reserved for issuance under the Incentive Plan. Shares subject to stock awards that expire, terminate, are repurchased, or are forfeited under the Incentive Plan will again become available for the grant of awards under the Incentive Plan. Shares issued under the Incentive Plan may be previously unissued shares or reacquired shares bought on the market or otherwise. If any shares subject to a stock award are not delivered to a participant because such shares are withheld for the payment of taxes or the stock award is exercised through a "net exercise," the number of shares that are not delivered to the participant shall remain available for the grant of awards under the Incentive Plan. If the exercise of any stock award is satisfied by tendering shares of common stock held by the participant, the number of shares tendered shall become available for the grant of awards under the Incentive Plan. The maximum number of shares that may be issued under the Incentive Plan subject to incentive stock options is 2,000,000 shares of common stock.

Eligibility

        Incentive stock options and stock appreciation rights appurtenant thereto may be granted under the Incentive Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers) and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the Incentive Plan. However, non-employee directors of the Company are not eligible to receive awards under the Incentive Plan.

        No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

        No employee may be granted options under the Incentive Plan exercisable for more than 400,000 shares of common stock during any calendar year ("Section 162(m) Limitation").

Options

        The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

        Exercise Price; Payment.    The exercise price of options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. As of May 7, 2004, the closing sale price of the Company's common stock as reported on the Nasdaq SmallCap Market was $2.03 per share.

        The exercise price of options granted under the Incentive Plan must be paid either in cash or check at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other common stock of the Company, (ii) pursuant to a deferred payment arrangement, (iii) by a "net exercise" of the option, (iv) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board or (v) in any other form of legal consideration acceptable to the Board.

        Option Exercise.    Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Company's existing plans typically vest over a four year period during the participant's employment by, or service as a consultant to, the Company or an affiliate (collectively, "service") or vest based upon appreciation in trading price of the Company's common stock, or both. Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms, as determined by the Board in its discretion. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, the Company may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by requiring a cash payment upon exercise, by withholding a portion of the stock otherwise issuable to the participant upon exercise or by such other method as may be set forth in a specific option agreement.

        Term.    The maximum term of options granted under the Incentive Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Unless otherwise specified by the Board, options granted under the Incentive Plan terminate 180 days (90 days in the case of incentive stock options) after termination of the participant's service unless (i) such termination is due to the participant's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within the period specified in the applicable option agreement after termination of such service for a reason other than death, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

        The option term generally is extended in the event that exercise of the option within these periods would be prohibited. A participant's option agreement may provide that if the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) 90 days after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

        Restrictions on Transfer.    A participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable to the extent provided in the stock option agreement. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Stock Purchase Awards and Stock Bonus Awards

        Payment.    The Board determines the purchase price of a stock purchase award under a stock purchase agreement. A stock bonus award is granted in consideration of past services without a purchase payment. The purchase price of stock acquired pursuant to a stock purchase agreement under the Incentive Plan must be paid either in cash or by check at the time of purchase or at the discretion of the Board in any other form of legal consideration acceptable to the Board.

        Vesting.    Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option or forfeiture right in favor of the Company in accordance with a vesting schedule as determined by the Board.

        Restrictions on Transfer.    In the discretion of the Board and as provided in an award agreement, rights under a stock purchase or stock bonus agreement may be transferred where such assignment is required by law or expressly authorized by the terms of the applicable stock purchase or stock bonus agreement.

Stock Appreciation Rights

        Stock appreciation rights are granted through a stock appreciation right agreement. Each stock appreciation right is denominated in share equivalents. The strike price of each stock appreciation right is determined by the Board at the time of grant of the stock appreciation right. The Board may also impose any restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in the Company's common stock or in cash or by check or any combination of the two, or any other form of legal consideration approved by the Board. If a stock appreciation right participant's relationship ceases for any reason, the recipient may exercise any vested stock appreciation right up to 90 days from cessation of service, unless the terms of the stock appreciation right agreement provide for earlier or later termination.

Stock Unit Awards

        Stock unit awards are purchased through a stock unit award agreement. Subject to certain limitations, the consideration, if any, for stock unit awards must be at least the par value of the Company's Common Stock. The consideration for a stock unit award may be payable in any form permitted under applicable laws. The Board may impose any restrictions or conditions upon the vesting of stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate. Stock unit awards may be settled in the common stock or in cash or by check or any combination of the two, or any other form of legal consideration approved by the Board. Dividend equivalents may be credited in respect of shares covered by a stock unit award, as determined by the Board. At the discretion of the Board, such dividend equivalents may be converted into additional shares covered by the stock unit award. If a stock unit award recipient's service relationship with us terminates, any unvested portion of the stock unit award is forfeited upon the recipient's termination of service.

Other Stock Awards

        Other forms of stock awards based on the Company's common stock may be granted either alone or in addition to other stock awards under the Incentive Plan. The Board has sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of the Company's common stock to be granted and all other conditions of such other stock awards.

Adjustment Provisions

        Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the type, class and number of shares of common stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the type, class and the maximum number of shares of common stock subject to the Incentive Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type, class, number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Transactions

        In the event of certain corporate transactions, any surviving or acquiring corporation may continue or assume awards outstanding under the Incentive Plan or may substitute similar awards. If any surviving or acquiring corporation does not assume such awards or to substitute similar awards, then with respect to awards held by participants whose service with the Company or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full and the awards will terminate if not exercised (if applicable) at or prior to such effective date. In addition, in the event of certain specified types of transactions characterized as a "change in control," stock awards may be subject to additional acceleration of vesting and exercisability as set forth in the stock award agreement or other written agreements.

Duration, Amendment and Termination

        The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on April 19, 2014.

        The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent such approval is necessary to satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

        The Board may amend the terms of any one or more stock awards, except that (i) the rights under any stock award shall not be impaired by any such amendment unless the Company requests the consent of the participant and the participant consents in writing and (ii) no previously granted stock award may be repriced, replaced or regranted through cancellation, or by lowering the exercise price of a previously granted stock award without the prior approval of the stockholders of the Company.

Federal Income Tax Information

        Incentive Stock Options.    Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

        If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

        Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

        To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options, Stock Purchase Awards, Stock Bonus Awards and Stock Units Awards.     Nonstatutory stock options, stock purchase awards and stock bonus awards granted under the Incentive Plan generally have the following federal income tax consequences.

        There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

        Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Stock Appreciation Rights.    No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

        Stock purchase awards, stock bonus awards and stock unit awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount—or formula used to calculate the amount—payable upon attainment of the performance goal).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3
APPROVAL OF 2004 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

        In April 2004, the Board of Directors of the Company adopted the Company's 2004 Non-Employee Directors' Stock Option Plan (the "Director Plan"), subject to stockholder approval. There are 400,000 shares of common stock reserved for issuance under the Director Plan. No awards have been granted under the Director Plan The Director Plan will not become effective until the second business day after stockholder approval is received at the 2004 annual meeting. Automatic stock option grants to non-employee directors are to be made in accordance with the 1994 Plan on the next business day following the 2004 annual meeting. Thereafter, the Director Plan will replace the 1994 Plan for stock options granted to non-employee directors. The provisions for the automatic grant of stock options to non-employee directors under the Director Plan are comparable to those contained in the 1994 Plan.

        Stockholders are requested in this Proposal 3 to approve the Director Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Director Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

        The essential features of the Director Plan are presented below:

General

        The Director Plan provides for both automatic and discretionary grant of stock options to directors who are not employees of the Company. Stock options granted under the Director Plan are intended to be nonstatutory stock options that do not qualify as "incentive stock options" within the meaning of Section 422 of the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

Purpose

        The Board adopted the Director Plan to provide a means by the Company's non-employee directors may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. Six of the Company's directors are eligible to participate in the Director Plan.

Administration

        The Board administers the Director Plan. Subject to the provisions of the Director Plan, the Board has the power to construe and interpret the Director Plan and to determine the directors to whom discretionary grants of options will be made and the dates on which option will be granted, the number of shares of common stock to be subject to each option, the time or times during the term of each option within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the option. The Director Plan also provides for automatic grants as to which the Board has only limited discretion.

Stock Subject to the Director Plan

        Subject to stockholder approval of this Proposal, an aggregate of 400,000 shares of common stock is reserved for issuance under the Director Plan. Shares subject to options that expire, terminate, are repurchased, or are forfeited under the Director Plan will again become available for the grant of awards under the Director Plan. Shares issued under the Director Plan may be previously unissued shares or reacquired shares bought on the market or otherwise. If any shares subject to an option are not delivered to a participant because such shares are withheld for the payment of taxes or the option is exercised through a "net exercise," the number of shares that are not delivered to the participant shall remain available for the grant of awards under the Director Plan. If the exercise of any option is satisfied by tendering shares of common stock held by the participant, the number of shares tendered shall become available for the grant of awards under the Director Plan.

Eligibility

        The Directors Plan provides that options may be granted only to non-employee directors of the Company. A "non-employee director" is defined in the Directors Plan as a member of the Board of Directors of the Company who is not an employee of the Company or an affiliate of the Company.

Terms of Options

        The following is a description of the terms of options granted under the Director Plan. Discretionary option grants may be more restrictive as to any or all of the permissible terms described below.

        Automatic Grants.    Options covering 10,000 shares of common stock will be automatically granted to each non-employee director who (i) is elected or reelected as a director of the Company at an annual meeting of the Company's stockholders, (ii) continues service as a director of the Company after an annual meeting of the Company's stockholders at which the director is not subject to reelection, or (iii) is appointed as a director of the Company in accordance with its Bylaws following an annual meeting (each, an "Eligible Director"), on the next business day following each such annual meeting or appointment.

        In addition, options covering 10,000 shares of Common Stock will be automatically granted to each Eligible Director who is appointed or continues to serve as chair of the Audit, Compensation or Nominating and Corporate Governance Committee of the Board (or any permanent committee of the Board other than the Research and Development Committee, whose grants are described below) following an annual meeting of the Company's stockholders, on the business day next succeeding each such appointment or continuation of service, as the case may be.

        In addition, options covering 7,500 shares of common stock will be automatically granted to each Eligible Director who is appointed to the Research and Development Committee of the Board, on the next business day following such appointment. Thereafter, options covering 3,000 shares of common stock shall automatically be granted to each Eligible Director who continues service as a member of the Research and Development Committee of the Board following an annual meeting of the Company's stockholders, on the business day next succeeding such Eligible Director's continuation of service.

        Discretionary Option Grants.    In addition to the automatic grant of options to Eligible Directors described above, the Board has the authority to grant Eligible Directors options at such times and on such terms as it may determine in its sole discretion, subject however, to the limitations set forth in the Director Plan.

        Exercise Price; Payment.    The exercise price of all options will be 100% of the fair market value of the stock subject to the option on the date of the grant. As of May 7, 2004, the closing price of the Company's common stock as reported on the Nasdaq SmallCap Market was $2.03 per share. The exercise price of options granted under the Director Plan shall be paid, to the extent permitted by applicable statutes and regulations, in any combination of (i) cash or check at the time the option is exercised or at the discretion of the Board, (ii) by delivery of other common stock of the Company, (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, (iv) in the discretion of the Board, pursuant to a deferred payment arrangement or by a "net exercise" of the option, or (v) in any other form of legal consideration acceptable to the Board.

        Option Exercise.    Options granted automatically under the Director Plan will become exercisable in full on the first anniversary following the date of grant except for Eligible Directors who are first appointed by the Board (rather than elected by the stockholders at an annual meeting of stockholders) whose options will become exercisable in full on the first business day immediately following the later of the Company's annual meeting of stockholders next following the date of grant or six months following the date of grant. Options granted under the Director Plan at the discretion of the Board will become exercisable in cumulative increments ("vest") as determined in the discretion of the Board. Except for automatic grants, the Board has the power to accelerate the time during which an option may vest. In addition, options granted under the Director Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, the Company may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by requiring a cash payment upon exercise, by withholding a portion of the stock otherwise issuable to the participant upon exercise or by such other method as may be set forth in a specific option agreement.

        Term.    The term of options granted automatically under the Director Plan is 10 years. Those granted at the discretion of the Board may not have a term of more than 10 years. Options under the Director Plan terminate upon the earlier of (i) three years after termination of the participant's service or (ii) the date on which the option would otherwise have terminated, in each case unless the director was removed for cause, in which case the option will terminate immediately. An option agreement may provide that if the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) 90 days after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

        Restrictions on Transfer.    An option granted under the Director Plan will be transferable to the extent provided in the option agreement. If the option agreement does not provide for transferability, then the option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the optionholder only by the optionholder. The optionholder may designate a third party who, in the event of the death of the optionholder, shall thereafter be entitled to exercise the option.

Adjustment Provisions

        Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the type, class and number of shares of common stock subject to the Director Plan and outstanding options. In that event, the Director Plan will be appropriately adjusted as to the type, class and the maximum number of shares of common stock subject to the Director Plan and outstanding options will be adjusted as to the type, class, number of shares and price per share of common stock subject to such options.

Effect of Certain Corporate Transactions

        In the event of certain corporate transactions, any surviving or acquiring corporation may continue or assume options outstanding under the Director Plan or may substitute similar options. If any surviving or acquiring corporation does not assume such options or to substitute similar options, then with respect to options held by non-employee directors whose service as a director has not terminated as of the effective date of the corporate transaction, the vesting of such options (and, if applicable, the time during which such options may be exercised) will be accelerated in full and the options will terminate if not exercised at or prior to such effective date. In addition, in the event of certain specified types of transactions characterized as a "change in control" vesting and exercisability of options outstanding under the Director Plan will be accelerated in full.

Duration, Amendment and Termination

        The Director Plan has no set termination date. The Board may suspend or terminate the Director Plan without stockholder approval or ratification at any time or from time to time.

        The Board may amend the Director Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent such approval is necessary to satisfy the requirements of applicable laws and any securities exchange listing requirements. The Board may submit any other amendment to the Director Plan for stockholder approval.

        The Board may amend the terms of any one or more options, except that (i) the rights under any option will not be impaired by any such amendment unless the Company requests the consent of the participant and the participant consents in writing and (ii) no previously granted option may be repriced, replaced or regranted through cancellation, or by lowering the exercise price of a previously granted option without the prior approval of the Company's stockholders.

Federal Income Tax Information

        Nonstatutory stock options granted under the Director Plan generally have the following federal income tax consequences.

        There are no tax consequences to the optionholder or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. If the optionholder becomes an employee, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

        Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

New Plan Benefits

        Subject to receipt of stockholder approval, the Director Plan will be effective on the second business day next succeeding the 2004 annual meeting. Automatic grants of options to acquire 96,000 shares of common stock are to be made to non-employee directors in accordance with the existing terms of the 1994 Plan on the next business day following the 2004 annual meeting. Thereafter, the Director Plan will replace the 1994 Plan for stock options granted to non-employee directors. Assuming no changes in the composition of the Board or its committee chairs and memberships through the 2005 Annual Meeting of Stockholders and the continuation of service of each director thereafter, the non-employee directors as a group would be granted options automatically under the Director Plan as reflected below on the business day next succeeding such annual meeting.

NEW PLAN BENEFITS
Tapestry Pharmaceuticals, Inc. 2004 Non-Employee Directors' Stock Option Plan

Name and Position	Number of Shares Underlying Options Granted
Non-Employee Director Group	96,000

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 29, 2004, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the annual meeting. Ernst & Young LLP has audited the Company's financial statements since 1993. Representatives of Ernst & Young LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Independent Auditor's Fees

        The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2003 and December 31, 2002, by Ernst & Young LLP, the Company's principal accountant. Certain amounts from fiscal 2002 have been reclassified to conform to new presentation requirements.

	Fiscal Year Ended
	2003		2002
Audit Fees	$102,000		$111,000
Audit-related Fees	27,000	(a)	66,000	(b)
Tax Fees	7,000	(c)	7,000	(c)
All Other Fees	—		44,000	(d)
Total Fees	$136,000		$228,000

  (a)
  Includes fees for professional services related to the SEC's review of our proxy statement in connection with the sale of our paclitaxel business and in connection with registration statements filed in 2003.

  (b)
  Includes fees for professional services in connection with a registration statement filed in 2002.

  (c)
  Includes fees for tax payment planning services and preparation of tax returns and consulting related to tax matters.

  (d)
  Includes fees for professional services related to a 2001 audit of Mayne Pharma's selling price adjustment relating to foreign currency fluctuations relative to the U.S. dollar.

        All fees described above incurred in connection with services performed by Ernst & Young after May 6, 2003 were approved by the Audit Committee.

Pre-Approval Policies and Procedures

        Under the Audit Committee Charter, the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent auditor, Ernst & Young LLP (subject to de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to completion of the audit). The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

        The Audit Committee of the Board of Directors has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant's independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

EXECUTIVE OFFICERS

        The following table sets forth certain information regarding our executive officers, as of April 22, 2004:

Name	Age	Position
Leonard P. Shaykin	60	Chairman of the Board and Chief Executive Officer
Patricia A. Pilia, Ph.D.	55	Executive Vice President, Vice President of BioResearch and Toxicology and Secretary
Gordon H. Link, Jr.	50	Senior Vice President and Chief Financial Officer
Kai P. Larson, Esq	40	Vice President and General Counsel
Bruce W. Fiedler	39	Corporate Controller
Anne L. Bailey	58	Vice President and General Manager, Genomics

        See "Proposal 1—Election of Directors" for the biographies of Mr. Shaykin and Dr. Pilia.

        Gordon H. Link, Jr., a certified public accountant and a certified management accountant, has served as our Senior Vice President and Chief Financial Officer since October 2002, and previously held the position of Vice President and Chief Financial Officer from September 1993 to October 2002. Prior to that, Mr. Link served concurrently as Corporate Controller of Synergen, Inc. and Treasurer of the Syntex-Synergen Neuroscience Joint Venture. From February 1991 to April 1993, Mr. Link was Treasurer of Synergen Development Corporation. From October 1983 to May 1990, Mr. Link practiced as a certified public accountant, including the position of Audit Manager with Deloitte & Touche. He attended the graduate school of the University of Denver and received undergraduate degrees in chemistry from Rensselaer Polytechnic Institute in 1976 and in accounting from Metropolitan State College in 1983.

        Kai P. Larson, Esq., has served as our Vice President and General Counsel since December 1999, and previously held the position of Director of Legal Affairs from 1994 to December 1999. Prior to joining us, he worked as an attorney in the New York office of Kirkland & Ellis. Mr. Larson received a B.A. from Brigham Young University, and a J.D. from Columbia University School of Law.

        Bruce W. Fiedler joined us as Corporate Controller in December 2003. Mr. Fiedler has over 17 years of accounting and finance experience including senior financial leadership roles with Arrow Electronics, Inc., where he served as Vice President of Finance for the North American Computer Products Group from April 2001 through September 2003 and as Assistant Corporate Controller from June 2000 through March 2001. Prior to his work at Arrow Electronics, Mr. Fiedler served in senior financial management roles at Corporate Express, Inc. from January 1996 through June 2000, culminating as Vice President of Corporate Systems and Shared Services from June 1998 through June 2000, where he was responsible for integrating acquisitions into existing operations, enhancing accounting and operational controls and processes and developing finance teams. Mr. Fiedler began his career with Baxter International, Inc., where he held various accounting and finance roles over 8 years including Site Controller for the MicroScan division, a global manufacturer and marketer of diagnostic systems for the Microbiology industry. Mr. Fiedler has a Bachelor's degree in finance from Indiana University, Bloomington, IN and an MBA in finance from DePaul University in Chicago, IL.

        Anne L. Bailey joined us as Vice President and General Manager, Genomics in November of 2003. Prior to joining us, from 1998 to 2003, Ms. Bailey was the VP of Diagnostics at Nuvelo, formerly Variagenics, a biotherapeutics developer, where she was responsible for implementing and directing the biomarker detection program focused on identifying a patient's response and toxicity to chemotherapeutic agents. Ms. Bailey has over 25 years of management experience in the diagnostics, biotechnology, life science and reference laboratory industries specializing in the development, manufacturing, quality control and assurance of products as well as the management of high throughput clinical laboratory testing facilities. Previously Ms. Bailey held executive positions at Avitech Diagnostics, Photest Diagnostics and Quest Diagnostics. She received a B.S. in biology with a minor in chemistry from Samford University and a M.S. in biochemistry from Johns Hopkins University.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of April 22, 2004, regarding the ownership of our common stock by (1) persons believed by us to be the beneficial owners of more than five percent of our outstanding common stock; (2) by each director and by each executive officer named in the Summary Compensation Table below; and (3) by all executive officers and directors as a group. Except where otherwise indicated, the address for each of the persons listed in the table is: Tapestry Pharmaceuticals, Inc., 4840 Pearl East Circle, Suite 300W, Boulder, CO 80301.

	Beneficial Ownership(1)
Beneficial Owner(1)	Number of Shares		Percent of Total
Leonard P. Shaykin	1,411,893	(2)	4.24%
Sterling K. Ainsworth	1,395,426	(3)	4.19%
Stephen K. Carter	—		—
Edward L. Erickson	50,000	(4)	*
George M. Gould	10,000	(5)	*
Arthur H. Hayes, Jr.	90,000	(6)	*
The Honorable Richard N. Perle	93,000	(7)	*
Patricia A. Pilia	657,778	(8)	1.98%
Robert E. Pollack	65,500	(9)	*
Kai P. Larson	244,090	(10)	*
Gordon H. Link, Jr.	465,093	(11)	1.40%
Martin M. Batt	74,778	(12)	*
All executive officers and directors as a group (15 persons)	4,699,961	(13)	14.12%
Mayne Pharma (USA) Inc.	2,000,000	(14)	6.01%

*
Less than one percent.

(1)
Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Percentage of beneficial ownership is based on 33,297,217 shares of common stock outstanding as of April 22, 2004, as adjusted as required by the rules promulgated by the SEC. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of stock subject to options or warrants currently exercisable or exercisable within 60 days of April 22, 2004 are deemed outstanding for computing the percentage of the person or entity holding such securities, and for purposes of computing the percentage of each other person or entity.

(2)
Includes 715,862 shares of common stock issuable upon exercise of options granted to Mr. Shaykin under the 1994 Plan and 71,414 shares of common stock beneficially owned through our 401(k) and ESOP plans as of April 22, 2004.

(3)
Includes 548,676 shares of common stock issuable upon exercise of 1994 Plan options; 69,496 shares of common stock beneficially owned through the Company's 401(k) and ESOP plans as of April 22, 2004; and 42,550 shares of common stock gifted by Dr. Ainsworth to relatives and certain other persons, which Dr. Ainsworth may be deemed to beneficially own by virtue of holding powers of attorney to vote and take certain other actions with respect to such shares. Dr. Ainsworth disclaims beneficial ownership of the gifted shares of common stock over which Dr. Ainsworth holds powers of attorney.

(4)
Includes 50,000 shares of common stock issuable upon exercise of options granted to Mr. Erickson under the 1994 Plan.

(5)
Includes 10,000 shares of common stock issuable upon exercise of options granted to Mr. Gould under the 1994 Plan.

(6)
Includes 90,000 shares of common stock issuable upon exercise of options granted to Dr. Hayes under the 1994 Plan.

(7)
Includes 80,000 shares of common stock issuable upon exercise of options granted to Mr. Perle under the 1994 Plan.

(8)
Includes 406,009 shares of common stock issuable upon exercise of the 1994 Plan options; 71,263 shares of common stock beneficially owned through the Company's 401(k) and ESOP plans as of April 22, 2004; and 10,800 shares of common stock gifted by Dr. Pilia to relatives and certain other persons, which Dr. Pilia may be deemed to beneficially own by virtue of holding powers of attorney to vote and take certain other actions with respect to such shares. Dr. Pilia disclaims beneficial ownership of the gifted shares of common stock over which Dr. Pilia holds powers of attorney.

(9)
Includes 65,500 shares of common stock issuable upon exercise of options granted to Dr. Pollack under the 1994 Plan.

(10)
Includes 180,839 shares of common stock issuable upon the exercise of options granted to Mr. Larson under the 1994 Plan and 63,251 shares beneficially owned through our 401(k) and ESOP plans as of April 22, 2004.

(11)
Includes 338,349 shares of common stock issuable upon the exercise of options granted to Mr. Link under the 1994 Plan and 71,512 shares of common stock beneficially owned through our 401(k) and ESOP plans as of April 22, 2004.

(12)
Includes 38,754 shares of common stock issuable upon the exercise of options granted to Mr. Batt under the 1994 and 1998 Plans and 25,904 shares of common stock beneficially owned through our ESOP plan as of April 22, 2004.

(13)
Includes an aggregate of 2,601,993 shares of common stock issuable upon exercise of outstanding stock options held by such persons.

(14)
Information in the table as to beneficial ownership of common stock by Mayne Pharma (USA) Inc. is based upon filings on Schedule 13G made by Mayne Pharma (USA) Inc. on October 9, 2003. Mayne Pharma (USA) Inc.'s address is Mack Cali Centre II, 650 From Road, Second Floor, Paramus, NJ 07652.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that Edward Erickson, George Gould, Arthur Hayes, Marc Ostro, Richard Perle and Robert Pollack each filed one late report covering one transaction each.

COMPENSATION OF DIRECTORS

        Pursuant to the 1994 Plan, non-employee directors are automatically granted each year, on the date of our annual meeting of stockholders, non-qualified options to purchase 10,000 shares of Tapestry common stock. In addition, any non-employee director who is first appointed or elected other than at an annual meeting of stockholders automatically receives non-qualified options to purchase 10,000 shares of common stock upon such appointment or election. The 1994 Plan also provides for automatic annual grants of non-qualified stock options to purchase 10,000 shares of common stock to directors who serve as chair of the Audit, Compensation, Nominating and Corporate Governance, and Research and Development Committees of the Board of Directors. The 1994 Plan also provides for an automatic grant of non-qualified stock options to purchase 7,500 shares of common stock to members of the Research and Development Committee (the "RDC") upon their initial appointment to the committee, and an automatic grant of non-qualified stock options to purchase 3,000 shares of common stock to a RDC member who continues service on the RDC after an annual meeting of stockholders. In addition, the 1994 Plan permits the discretionary grant by the Board of Directors of non-qualified options to non-employee directors under certain circumstances. All such options are exercisable at an exercise price equal to the fair market value of the common stock on the date of grant and are subject to certain vesting schedules. Non-qualified options will be granted as described above to non-employee directors in accordance with the 1994 Plan in connection with the 2004 Annual Meeting of Stockholders. Thereafter, no automatic grants will be made to non-employee directors under the 1994 Plan. Comparable grants will be under the Company's 2004 Non-Employee Directors' Stock Option Plan subject to stockholder approval of the Director Plan at the 2004 annual meeting.

        Non-employee directors are paid $3,000 for each regular meeting attended and $500 for each special meeting attended. In addition, directors serving on committees of the Board of Directors are paid for attendance at each committee meeting as follows: $1,000 for the committee chairperson attending a regular meeting and $500 for non-chair committee members attending a regular meeting or any committee members attending a special meeting. The RDC chairman receives $40,000 per year for service as chairman of the RDC. RDC members receive $2,500 for attendance at RDC meetings which are not held concurrently with regularly scheduled Board of Directors meetings. Directors are also reimbursed for their cost incurred in attending Board of Directors and committee meetings. In April 2004, the Board added an annual retainer of $10,000, payable quarterly, for all non-employee directors, and an additional retainer of $10,000 for the chair of the Audit Committee.

COMPENSATION OF EXECUTIVE OFFICERS

Summary of Compensation

        The following table shows for the years ended December 31, 2003, 2002 and 2001, compensation awarded or paid to, or earned by, our Chief Executive Officer, our four most highly compensated executive officers at December 31, 2003, and one other person who was an executive officer during 2003 (the "Named Executive Officers"):

Long-Term Compensation
Awards
Annual Compensation
Name and Principal Position				Securities Underlying Options (#)	All Other Compensation (1)
	Year	Salary	Bonus
Leonard P. Shaykin Chairman of the Board, Chief Executive Officer	2003 2002 2001	$270,000 270,000 239,331	$417,000 — 200,000	250,000 — 375,000	$19,175 40,000 33,188
Gordon H. Link, Jr.(2) Senior Vice President, Chief Financial Officer	2003 2002 2001	247,154 208,731 179,615	250,000 28,073 125,000	110,000 — 250,000	19,175 40,000 33,188
Kai P. Larson Vice President, General Counsel	2003 2002 2001	180,000 179,000 159,615	250,000 25,000 125,000	110,000 — 200,000	17,257 40,000 33,188
Martin M. Batt(3) Vice President, Chief Information Officer	2003 2002 2001	190,000 54,808 —	225,000 35,000 —	60,000 75,000 —	14,713 — —
Sterling K. Ainsworth(4) Vice Chairman of the Board, President, Chief Scientific Officer	2003 2002 2001	260,000 260,000 259,423	115,000 — 100,000	50,000 — 150,000	19,175 40,000 33,188
Patricia A. Pilia(5) Executive Vice President, Secretary	2003 2002 2001	214,412 209,577 199,577	150,000 — 125,000	110,000 — 200,000	19,175 40,000 33,188

(1)
Represents our 401(k) plan and Employee Stock Ownership Plan ("ESOP") contributions of common stock (valued at fair market value as of the date of the contribution) for each of the Named Executive Officers.

(2)
In 2003, annual compensation for Mr. Link included $37,154 of accrued vacation paid in cash in connection with a change in the Company's vacation policy. In 2002, in light of an inadvertent expiration of certain options held by Mr. Link, the Board authorized a stock award to Mr. Link of 2,955 shares, with a market value of $28,073, which represented the economic value of the expired options as of the expiration date of the options.

(3)
Mr. Batt was hired on September 1, 2002. Prior to the end of 2003, the Company concluded that Mr. Batt's responsibilities and functions as an officer of the Company were not such as to warrant his being treated as an executive officer. The Board of Directors confirmed this determination in January 2004. Accordingly, Mr. Batt is included as a Named Executive Officer based upon his having been treated by the Company as an executive officer for part of 2003 and upon the amount of his compensation for the full fiscal year.

(4)
Dr. Ainsworth resigned as an officer of the Company and member of the Board of Directors effective January 1, 2004.

(5)
In 2003, annual compensation for Dr. Pilia included $4,412 of accrued vacation paid in cash in connection with a change in the Company's vacation policy.

Option Grants in Last Fiscal Year

        The following table reports each grant of options to purchase common stock made during the year ended December 31, 2003 to the Named Executive Officers:

	Individual Grants
	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year (2)
			Exercise or Base Price Per Share ($/Sh)		Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms ($)(4)
Name				Expiration Date(3)
					5%	10%
Leonard P. Shaykin	250,000	15.14%	$1.55	9/2/2013	$631,199	$1,005,059
Gordon H. Link, Jr.	110,000	6.66%	$1.55	9/2/2013	277,727	442,226
Kai P. Larson	110,000	6.66%	$1.55	9/2/2013	277,727	442,226
Martin M. Batt	60,000	3.63%	$1.55	9/2/2013	151,488	241,214
Sterling K. Ainsworth	50,000	3.03%	$1.55	9/2/2013	126,240	201,012
Patricia A. Pilia	110,000	6.66%	$1.55	9/2/2013	277,727	422,226

(1)
Each of the options listed on this table was granted under our 1994 Long-Term Performance Incentive Plan (the "1994 Plan"). The options granted on September 2, 2003 become exercisable in percentages according to the closing price of our common stock on the Nasdaq SmallCap Market, in accordance with the following schedule. Vesting shall be determined by a comparison of the closing price of our common stock on September 2, 2003 ($1.55) (the "Base Price") compared with a rolling 20 day average of the closing price of our common stock over the period from September 2, 2003 to September 2, 2008 (the "Target Price"). When the Target Price exceeds the Base Price by 30%, then 16.67% of the shares allocated to each individual shall vest. When the Target Price exceeds the Base Price by 60%, then an additional 16.67% of the shares allocated to each individual shall vest. Similarly, an additional 16.67% of the shares shall vest when the Target Price exceeds the Base Price by 90%, 120%, 150%, and 200%. All such shares shall be fully vested, regardless of our common stock price, on September 2, 2008.

(2)
Based on the aggregate of 1,651,000 options granted to our employees, including the Named Executive Officers, in 2003, and consisting of options granted under the 1994 Plan and options granted under the 1998 Stock Incentive Plan.

(3)
Options granted under the 1994 Plan have a ten-year term and are subject to earlier termination upon death, disability or termination of employment.

(4)
The potential realizable value is calculated based on the term of the option at its time of grant (10 years) assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the SEC and does not represent our prediction of our future stock price performance. In addition, the potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table reports information, as to each of the Named Executive Officers, concerning the number of shares subject to both exercisable and unexercisable stock options held as of December 31, 2003. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our common stock as of December 31, 2003:

			Number of Securities Underlying Unexercised Options at Fiscal Year End(#)
	Shares Acquired On Exercise (#)				Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Leonard P. Shaykin	—	$—	663,768	561,232	$551,600	$492,500
Gordon H. Link, Jr.	—	—	322,513	317,487	197,000	216,700
Kai P. Larson	—	—	144,165	230,001	24,625	216,700
Martin M. Batt	—	—	—	135,000	—	118,200
Sterling K. Ainsworth.	—	—	544,509	187,491	457,040	98,500
Patricia A. Pilia	—	—	386,002	284,998	267,920	216,700

(1)
Calculated on the basis of the closing price per share of our common stock on the date of exercise on the Nasdaq SmallCap Market less the exercise price.

Equity Compensation Plan Information

        The following table sets forth certain information as of December 31, 2003 concerning our common stock that may be issued upon the exercise of options or the purchases of restricted stock under all of our equity compensation plans approved by stockholders and equity compensation plans not approved by stockholders:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
1994 Long-Term Performance Incentive Plan	5,511,816	$4.22	484,454
1993 Stock Option Plan	—	—	—

Total Approved Plans	5,511,816	$4.22	484,454
Equity compensation plans not approved by security holders:
Non-plan	16,750	$2.72	—
1998 Stock Option Plan	1,455,892	$4.44	143,971

Total Unapproved Plans	1,472,642	$4.42	143,971

Total Plans:	6,984,458	$4.26	628,425

Summary of Equity Compensation Plans Not Approved by Stockholders

        Non-plan Stock Options.    In January 1994, the Company granted to four outside directors 27,000 non-plan options to purchase shares of common stock which were immediately exercisable at a price of $2.40 and which expired in January 2004. As a result of option exercises, 16,000 of these options remained outstanding as of December 31, 2003. In September 1997, the Company granted to its employees 20,075 non-plan options to purchase shares of common stock which vested over two years and which expire in September 2007. As of December 31, 2003, 750 of these options remained outstanding.

        1993 Stock Option Plan.    During 1993, the Board of Directors adopted the 1993 Stock Option Plan (the "1993 Plan"), to provide stock options to employees and other individuals as determined by the Board of Directors. The 1993 Plan provided for option grants designated as either nonqualified or incentive stock options. The 1993 Plan also provided for the issuance of up to 146,667 shares of common stock. The initial term of the 1993 Plan was ten years, which expired in September 2003, and the maximum option exercise period shall be no more than ten years from the date of grant. The term of options for 667 or more shares is eight years, and the term of options for fewer than 667 shares is five years. Options for 667 shares or more vest 25% after each anniversary date of the grant, and options for fewer than 667 shares vest 50% after each anniversary date of the grant. The exercise price for stock options issued under the 1993 Plan is equal to the fair market value of the Company's common stock on the date of grant.

        1998 Stock Incentive Plan.    In 1998, the Board of Directors adopted the 1998 Stock Incentive Plan (formerly known as the "1998 Stock Option Plan") (the "1998 Plan") to provide awards of stock options, stock appreciation rights, restricted stock, performance grants, or any other type of award deemed by the Board of Directors or its designated committee to employees and other individuals who perform services for the Company. The 1998 Plan provides for option grants designated as nonqualified stock options or incentive stock options. Originally, 125,000 shares were authorized for issuance under the 1998 Plan. In 1999, 2000, 2001 and 2002 the Board of Directors approved increases in the number of authorized shares. There are currently 1,925,000 shares authorized for issuance under the 1998 Plan. Under the terms of the 1998 Plan, stock options cannot be granted to persons who are Tapestry officers subject to Section 16 of the Securities Exchange Act of 1934, as amended, (unless granted to officers not previously employed by Tapestry, as an inducement essential to such officers entering into employment contracts with the Company) or to Tapestry directors. Options granted under the 1998 Plan typically vest 25% after each anniversary date of the grant, and expire ten years from the date of grant. The exercise price for stock options issued under the 1998 Plan is equal to the fair market value of the Company's common stock on the date of grant.

Employment Agreements and Termination of Employment Agreements

        Effective October 1, 2001, we entered into an employment agreement (the "Shaykin Employment Agreement"), with Leonard Shaykin. In addition, effective October 1, 2001, we entered into employment agreements (collectively, the "Employment Agreements") with Patricia Pilia, Gordon Link and Kai Larson (collectively, the "Executive Officers"). The Shaykin Employment Agreement and the other Employment Agreements are referred to together as the "Executive Agreements," and Mr. Shaykin and the Executive Officers are referred to together as the "Executives."

        The Shaykin Employment Agreement provides for an initial three year employment term that expires on October 1, 2004 and is automatically renewed on each anniversary of the date of the agreement for successive one-year terms unless either party terminates. No such notice of termination has been given by or to Mr. Shaykin.

        The Shaykin Employment Agreement provides for an initial annual base salary for Mr. Shaykin of $270,000. Under the Shaykin Employment Agreement, in the event a change of control occurs or is anticipated (including the sale of substantially all of the assets of the Company) and Mr. Shaykin's employment is terminated by the Company without cause (as defined in the Shaykin Employment Agreement) or by Mr. Shaykin for good reason (as defined in the Shaykin Employment Agreement), Mr. Shaykin is to be granted (i) a payment equal to the greater of 100% of his prior year's bonus or 75% of his base annual salary, (ii) a payment equal to 300% of his base annual salary and (iii) a payment equal to accrued, unpaid salary and bonus through the date of termination. As defined in the Shaykin Employment Agreement, "good reason" includes, along with other events, the board of directors' failure to grant, in each calendar year after a change in control occurs or is anticipated, a minimum annual bonus at least equal to the average of the three years' prior annual bonuses, if such a failure is in anticipation of or following a change in control. The sale of our paclitaxel business to Mayne Pharma, may be deemed to have been a sale of substantially all our assets. In connection with the sale, Mr. Shaykin advised the Company that he has waived any requirement that a minimum annual bonus be paid to him insofar as the sale of the paclitaxel business could be construed to constitute a change of control pursuant to the Shaykin Employment Agreement.

        In addition, if Mr. Shaykin's employment is terminated by the Company without cause or by Mr. Shaykin for good reason, he would be entitled to receive, subject to certain limitations, (i) a lump sum of accrued, unpaid salary and bonus, if any, through the termination date, (ii) health and welfare benefits as in effect immediately prior to termination for a maximum of 18 months following termination, (iii) full vesting for all outstanding Company stock options owned by Mr. Shaykin that were granted prior to October 1, 2001, and (iv) a bonus payment in an amount equal to a percentage of his base salary, according to the terms set forth above. The forgoing benefits would be limited by the amount deductible for income tax purposes under the Internal Revenue Code of 1986, as amended.

        Each of the Employment Agreements provides for an initial two-year employment term that expired on October 1, 2003, and is automatically renewed on each anniversary of the date of the agreement for an additional one-year term unless either party gives notice of termination to the other party at least 180 days prior to the commencement of any additional one-year term. No such notice of termination has been given by or to any of the Executive Officers. The Employment Agreements provide for initial annual base salaries for Dr. Pilia, Mr. Link, and Mr. Larson of $210,000, $210,000, and $180,000 respectively. Under these Employment Agreements, in the event a change of control occurs or is anticipated (including the sale of substantially all of the assets of the Company) and an Executive Officer's employment is terminated by the Company without cause or by the Executive Officer for good reason, such Executive Officer is to be granted (i) a payment equal to the greater of 100% of his or her prior year's bonus or 75% of his or her base annual salary and (ii) a payment equal to 200% of the Executive Officer's base annual salary. As defined in these agreements, "good reason" includes, along with other events, the board of directors' failure to grant, in each calendar year after a change in control occurs or is anticipated, a minimum annual bonus at least equal to the average of the three years' prior annual bonuses, if such a failure is in anticipation of or following a change in control. The sale of our paclitaxel business to Mayne Pharma may be deemed to have been a sale of substantially all of our assets. In connection with the sale, each of the Executive Officers advised the Company that he or she has waived any requirement that a minimum annual bonus be paid him or her insofar as the sale of the paclitaxel business could be construed to constitute a change of control pursuant to his or her Employment Agreement.

        In addition, if the Executive Officer's employment is terminated by the Company without cause or by the Executive Officer for good reason, each Executive Officer would be entitled to receive, subject to certain limitations, (i) a lump sum of accrued, unpaid salary and bonus, if any, through the termination date, (ii) health and welfare benefits as in effect immediately prior to termination for a maximum of 18 months following termination, (iii) full vesting for all outstanding Company stock options owned by the Executive Officer that were granted prior to October 1, 2001, and (iv) a bonus payment in an amount equal to a percentage of the individual Executive Officer's base salary, according to the terms set forth above for each named individual. The forgoing benefits would be limited by the amount deductible for income tax purposes under the Internal Revenue Code of 1986, as amended.

        Under the Employment Agreements and the Shaykin Employment Agreement, Executives may receive an annual bonus in such amount, if any, as the Compensation Committee (or if the Board has no Compensation Committee at the time, then the Board), in its discretion, may award to Executives, based upon the Executive's and the Company's performance during each year of the Employment Period.

        The Executive Agreements also contain provisions (i) prohibiting disclosure of confidential information, (ii) granting to the Company rights to intellectual property developed by the Executives that relate to its business or are developed in the course of employment with Tapestry, and (iii) prohibiting competition with Tapestry under certain circumstances during and for five-years after the Executive's employment.

        Effective January 1, 2004, Dr. Ainsworth and the Company entered into a new employment agreement that superseded his prior employment agreement with the Company. Dr. Ainsworth's new employment agreement provides for a five year employment term, subject to one-year extensions upon mutual agreement. The agreement can be terminated by the Company after December 31, 2005 if Dr. Ainsworth has not met certain benchmarks related to the targeted oncology business by that date. Dr. Ainsworth will be paid an annual base salary of $260,000 for 2004 and 2005 and $50,000 for 2006, 2007 and 2008, for which he has agreed to be available to work for the Company in its targeted oncology business for up to 24 hours per week. The payments for 2006, 2007 and 2008 may be accelerated and paid in a lump sum on December 31, 2005 (at Dr. Ainsworth's option upon resignation from employment) if he has not met certain benchmarks by that date. In accordance with the agreement, Dr. Ainsworth received a bonus of $65,000 in January 2004. If Dr. Ainsworth resigns for good reason (as defined in his employment agreement), he will be entitled to (i) a lump sum amount equal to the total of any such bonus not yet paid and the base salary that would otherwise be payable over the remaining employment period if he had not been terminated and (ii) health and welfare benefits as in effect immediately prior to termination for a maximum of 18 months following termination. For as long as the agreement is in effect, the Company will also reimburse Dr. Ainsworth up to $500 per month for itemized expenses of maintaining a home office to provide services to the Company. The new employment agreement also provides for the transfer to Dr. Ainsworth of a $3.0 million key man term life insurance policy on Dr. Ainsworth's life, of which the Company was previously the beneficiary. Under this new employment agreement, Dr. Ainsworth is not entitled to any additional payments under his previous employment agreement.

Compensation Committee Interlocks and Insider Participation

        During the year ended December 31, 2003, our compensation committee consisted of Mr. Edward Erickson, The Honorable Richard M. Perle (Chair), and Dr. Robert Pollack. None of our executive officers serve as members of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our board of directors or compensation committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION2

        The Compensation Committee implements our executive compensation policies. We are committed to executive compensation policies that promote and support our goals and that motivate executives to make a significant contribution to our financial success. Our overall compensation philosophy for executive officers has the following goals and objectives: (1) the attraction and retention of qualified personnel whose participation is important to our short-term and long-term success; and (2) the creation of a mutual interest between executive officers and stockholders that causes executive officers to share in the risks and rewards of strategic decision-making.

        The Committee has established the Company's executive compensation policies using the above objectives as its foundation. The Committee's practice is to review annually the compensation of each of the executive officers. The Committee also makes annual determinations of bonuses and equity-based incentive compensation including grants of stock options and restricted stock to executive officers.

        The following describes the three primary components of our current executive compensation program.

        Base Salary.    The existing base salary levels of our Chief Executive Officer, Mr. Shaykin, and the other senior executives named in the compensation table were initially set in connection with the signing of their Senior Executive Employment Agreements in October 2001. These base salaries have been increased once since then in January 2004. The Committee believed that this pay increase was warranted because of employee performance, cost of living increases, and a need to maintain compensation that is competitive with opportunities outside of the Company. The Compensation Committee retained a compensation consultant to assist it in connection with the Committee's review of the Employment Agreements entered into in 2001. In connection with the January 2004 salary increase, the Board reviewed data compiled from a survey of biotechnology executive compensation compiled by Aon Consulting/Radford Surveys. This survey included data from similarly positioned companies in the pharmaceutical/biotech field. The Compensation Committee believes that the current base salaries of our executive officers are generally below average, when compared with salaries of executives at comparable companies.

        Bonuses.    In 2003, Mr. Batt received a deferred cash signing bonus of $75,000, associated with his hiring in 2002. The Compensation Committee believed that the bonus was required to attract Mr. Batt to the Company.

        In 2003, the Company accrued $592,000 for bonuses to executive officers relating to the sale of the Company's paclitaxel business. These bonuses were paid in January 2004. These bonuses were paid to Mr. Shaykin ($217,000), Dr. Ainsworth ($50,000), Mr. Link ($100,000), Mr. Larson ($100,000), Mr. Batt ($75,000) and Dr. Pilia ($50,000).

        In awarding the bonuses in connection with the sale of the Company's paclitaxel business, the Committee took into account a number of factors including, but not limited to, the role that these individuals played in the transaction, final purchase price, guidelines for the sale of the business established by the Board, and the quality and attractiveness of the terms and conditions of the definitive purchase agreement entered into between the Company and the purchaser, Mayne Pharma.

2
The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

        In addition, regular bonuses to officers which were accrued for in 2003 and paid in January 2004, were paid to Mr. Shaykin ($200,000), Dr. Ainsworth ($65,000), Dr. Pilia ($100,000), Mr. Link ($150,000), Mr. Larson ($150,000), Mr. Batt ($75,000) and an additional $425,000 in regular bonuses were paid to other employees of the Company. Ms. Bailey was paid a sign-on bonus of $40,000 in January 2004, which was accrued in 2003.

        In awarding these bonuses the Committee considered a number of factors including, but not limited to, the contribution that these individuals have made and continue to make to the Company, and the overall level of cash compensation paid to executive officers over the past several years. In connection with the regular bonuses granted in 2004, the Board reviewed data compiled from a survey of biotechnology executive compensation. This survey included data from similarly positioned companies in the pharmaceutical/biotech field. The Compensation Committee believes that the bonuses granted in 2004 to our executive officers were generally above those of executives at comparable companies.

        Equity-based Incentives.    On August 22, 2003, the Committee approved a grant of stock options to senior management of the Company to be made on the fifth business day after the announcement that the Company had reached agreement to sell its paclitaxel business to Mayne Pharma. These grants were made on September 2, 2003 to Leonard P. Shaykin (250,000 shares); Kai P. Larson, Gordon H. Link and Dr. Patricia A. Pilia (110,000 shares each); Brian J. McCudden, at that time the Company's Vice President, Operations (80,000 shares); Martin Batt, the Company's Vice President—Chief Information Officer and E. Hope Liebke, the Vice President and General Counsel of the Company's Genomics Division (60,000 shares each); Dr. Sterling Ainsworth (50,000 shares); Jeffrey White, at that time the President of the Company's Genomics Division (60,000 shares) and an aggregate of 360,000 shares to non-executive officers of the Company. The options have an exercise price of $1.55 per share and expire on September 2, 2013. The options fully vest and become exercisable on September 2, 2008. The options may vest earlier if our stock price, on a rolling 20 day average, exceeds $1.55. If the 20-day rolling average stock price exceeds $1.55 by 30%, then 16.67% of the options vest. Likewise, if the 20-day rolling average stock price exceeds $1.55 by 60%, 90%, 120%, 150% and 200%, then in each case an additional 16.67% of the options vest. To date, the first two vesting targets have been met, such that 33.34% of the options have vested. The Committee determined to make the grants upon the request of management in light of the facts that no options had been granted to senior management for over two years, with the exception of sign-on or promotion grants, and that the sale of the paclitaxel business to Mayne Pharma warranted special recognition. The Company accounted for these grants under the intrinsic method provisions of APB 25. The additional total compensation expense that would be related to the sale transaction if the options had been expensed under the fair value method under SFAS 123 would have been $1,700,000 over the next five years.

        In determinations relating to compensation, the Compensation Committee took into account recommendations made to the Committee by the Chairman of the Board as well as the Committee's own subjective evaluation of the circumstances, including retention considerations. The Compensation Committee considers equity-based incentives to be an integral part of executive compensation. The grant of restricted stock awards, stock options and other awards pursuant to the equity incentive plans has been an effective method for the creation of a mutual interest between our employees and our stockholders. In granting equity-based incentives, the Committee takes into account an individual executive's performance and the performance of the Company as a whole, while taking into account the goals and the Company's overall compensation philosophy.

        In June 2002, our Board of Directors adopted a share retention policy applicable to our key employees, executive officers and directors to align the interests of these persons with our stockholders. Pursuant to the share retention policy, no such person may sell more than 50% of vested shares granted pursuant to an option or restricted share grant. The policy applies to grants of options and restricted stock made after the date the policy was adopted. The Compensation Committee may waive compliance with the policy if compliance would create a significant hardship for any option recipient.

        The compensation for Leonard Shaykin, the Company's CEO, is based upon the same procedures and criteria as described above relating to executive compensation in general. The CEO's base salary is determined based on his existing contract, and comparisons with other pharmaceutical companies as described above. In awarding stock options, the Committee considers the CEO's performance and overall contribution to the Company. The CEO's bonus was influenced by his contribution to the sale of the Company's paclitaxel business to Mayne Pharma, as well as his overall contribution to the Company. In determining the CEO's total compensation, the Committee subjectively evaluates such factors as his performance and contribution to the attainment of the Company's goals. In this case, some specific goals and achievements which were considered were the sale of the paclitaxel business for a favorable price, and progress in the Company's new drug development programs. Compared to other similarly situated pharmaceutical companies included in the Company's survey data, the Committee believes that the CEO's base salary is lower than average, his 2004 bonus was higher than average, and 2003 equity compensation was below average.

        Compensation Committee

  Richard M. Perle, Chair
  Edward L. Erickson
  Robert E. Pollack

PERFORMANCE MEASUREMENT COMPARISON3

        The following graph compares the cumulative return of the Company's common stock against the Total Return Index for the NASDAQ Market (U.S.) and a peer group which is comprised of the companies listed on the NASDAQ Pharmaceutical Stock Index. The comparison assumes an initial investment of $100 on December 31, 1998 in Tapestry's common stock and in each of the indices shown. All values assume the reinvestment of dividends by the companies included in these indices and are calculated as of December 31 of each year. The historical stock price performance on the graph below is not necessarily indicative of future stock price performance.

	December 31, 1998	December 31, 1999	December 31, 2000	December 31, 2001	December 29, 2002	December 31, 2003
Tapestry (TPPH)	$100	$203.55	$601.42	$808.51	$46.81	$139.72
NASDAQ Market (U.S.)	$100	$185.43	$111.83	$88.76	$61.37	$91.75
Peer Group (NASDAQ Pharmaceutical Index)	$100	$188.55	$235.19	$200.45	$129.52	$189.83

CERTAIN TRANSACTIONS

        Arthur H. Hayes, Jr., M.D., may provide certain consulting services to us. We are parties with MediScience Associates to a consulting agreement (the "MediScience Agreement") whereby Dr. Hayes, who is President and Chief Operating Officer of MediScience, may provide us with consulting services in a variety of areas, including clinical research planning, strategic positioning and regulatory guidance. When such services are provided, we are obligated to make quarterly payments to MediScience under the MediScience Agreement in the amount of $12,500. Dr. Hayes was paid $50,000 under this agreement during 2003. Dr. Hayes is obligated to provide consulting services to us under the MediScience Agreement indefinitely, but the MediScience Agreement is terminable by us or MediScience at any time with 90 days prior written notice.

3
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        In February 2002, we sold privately $8.0 million of our common stock issued at $9 per share and $8.0 million principal of five-year 4% debentures convertible into common stock at $15 per share to TL Ventures V, L.P. and one of its affiliated funds (collectively, the "TL Venture Funds"). Dr. Ostro, one of our former directors, is a managing director of an affiliate of the investment manager of the TL Venture Funds, and a voting limited partner in the TL Venture Funds. Dr. Ostro resigned from our Board of Directors effective March 11, 2004. No placement agent was involved in the transaction. The net proceeds of the transaction were $15.6 million. As part of this transaction, we recorded a discount attributable to the conversion feature of the convertible debentures in the amount of $3.1 million, which is being amortized over the term of the debentures. We maintain two registration statements with the Securities and Exchange Commission to register the resale of the common stock, common stock issuable upon conversion of the debentures and common stock issuable in lieu of cash interest on the debentures under the Securities Act of 1933. We may pay the debenture interest in cash or common stock at our option. The debentures automatically convert into common stock during the first two years if the average price of the common stock for 15 trading days exceeds $22 per share, and during the last three years if the average price for 30 trading days exceeds $16 per share. If we have insufficient funds to repay the debentures in full at maturity or upon acceleration, the holders of the debentures may elect to convert the outstanding principal balance and any unpaid accrued interest on the debentures into shares of common stock at a conversion price equal to the then current 20 day average trading price of the common stock. We are currently in litigation with TL Venture Funds regarding their claim that the sale of the paclitaxel business required us to accelerate repayment of the debentures.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Tapestry stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Tapestry Pharmaceuticals, Inc., Attn: Corporate Secretary, 4840 Pearl East Circle, Suite 300W, Boulder, Colorado 80301 or contact Jane Platt at 303-516-8500. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                      By Order of the Board of Directors

                      Patricia A. Pilia, Ph.D.
                      Secretary

June 3, 2004

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K, as amended, for the fiscal year ended December 31, 2003 is available without charge upon written request to: Tapestry Pharmaceuticals, Inc., Attn: Corporate Secretary, 4840 Pearl East Circle, Suite 300W, Boulder, Colorado 80301. Our SEC filings are also available at the SEC's web site at "http://www.sec.gov."

APPENDIX A
TAPESTRY PHARMACEUTICALS, INC.
AUDIT COMMITTEE CHARTER

I.     Purpose

        The Audit Committee of Tapestry Pharmaceuticals, Inc. is appointed by the Board of Directors of the Company to assist the Board in monitoring (i) the integrity of the financial statements of the Company, (ii) the independent auditor's qualifications and independence, (iii) the performance of the Company's internal audit function and independent auditors, and (iv) the compliance by the Company with legal and regulatory requirements.

II.    Committee Membership

        The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ National Market, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the SEC. At least one member of the Audit Committee shall be an "Audit Committee financial expert" as defined by the SEC. Audit Committee members shall not simultaneously serve on the Audit Committees of more than two other public companies. The members of the Audit Committee shall be appointed by the Board upon the recommendation of the Nominating & Governance Committee. Audit Committee members may be replaced by the Board. The Board shall designate a chairperson of the Audit Committee, or, if the Board does not so designate a chairperson, the Audit Committee shall elect a chairperson.

III.  Committee Authority and Responsibilities

        The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

        The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually in conjunction with the review of the SEC Form 10-K and recommend any proposed changes to the Board for approval. The Audit Committee shall be provided with full access to all books, records, facilities and personnel of the Company in carrying out its duties.

        The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which shall be approved by the Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

        The Audit Committee, to the extent it deems necessary or appropriate, shall:

  Financial Statement and Disclosure Matters

1.
Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K. The Audit Committee shall prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

2.
Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.
Review and discuss quarterly reports from the independent auditors on:

(a)
All critical accounting policies and practices to be used.

(b)
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and any recommendations or advice from the independent auditor.

(c)
Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.
Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.
Discuss with management and the independent auditor the effect on the Company's financial statements of regulatory and accounting initiatives and, if applicable, off-balance sheet structures.

7.
Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.
Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

  Oversight of the Company's Relationship with the Independent Auditor

10.
Review and evaluate the lead partner of the independent auditor team.

11.
Obtain and review a report from the independent auditor at least annually regarding

(a)
the independent auditor's internal quality-control procedures,

(b)
any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,

(c)
any steps taken to deal with any such issues, and

(d)
all relationships between the independent auditor and the Company.

12.
Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

13.
Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

14.
Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

15.
Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

16.
Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

  Oversight of the Company's Internal Audit Activities

17.
Review the appointment and replacement of the Company's management responsible for internal audit activities.

18.
Review the significant reports to management prepared by staff with responsibility for internal audit activities and/or and management's responses.

19.
Discuss with the staff member(s) with responsibility for internal audit activities and management the staff's responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit activities.

  Compliance Oversight Responsibilities

20.
Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (Required Response to Audit Discoveries) has not been implicated.

21.
Obtain reports from management, the Company's staff members with responsibility for internal audit activities and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics. Institute and oversee special investigations as needed.

22.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

24.
Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

25.
Conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis and approve all such transactions. For purposes of this rule, the term "related party transaction" shall refer to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

IV.    Committee Resources

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to consult with and to retain legal, accounting or other advisors, which may include counsel to the Company. Each member of the Audit Committee, in the performance of such member's duties, will be entitled to rely in good faith upon the information, opinions, reports or statements presented to the Audit Committee by any of the Company's officers or employees or by any other person as to matters such member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

V. Meetings

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditor and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        Regular meetings of the Audit Committee may be held at such time and at such place as shall from time to time be determined by the Audit Committee or the chairperson of the Audit Committee. Special meetings of the Audit Committee shall be called by the chairperson at the request of any member of the Audit Committee, any of the Company's executive officers or the independent auditor, in each case on at least twenty-four hours notice to each Audit Committee member.

        A majority of the Audit Committee members shall constitute a quorum for the transaction of the Audit Committee's business. The Audit Committee shall act upon the vote of a majority of its members at a duly called meeting at which a quorum is present. Any action of the Audit Committee may be taken by a written instrument signed by all of the members of the Audit Committee. Meetings of the Audit Committee may be held at such place or places as the Audit Committee shall determine or as may be specified or fixed in the respective notice or waiver of notice for a meeting. Members of the Audit Committee may participate in Audit Committee proceedings by means of conference telephone or similar communications equipment by means of which all persons participating in the proceedings can hear each other, and such participation shall constitute presence in person at such proceedings.

VI.   Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor; management is responsible for preparing the Company's financial statements and the Company's independent auditor is responsible for auditing the financial statements. The activities of the Audit Committee are in no way designed to supersede or alter these traditional responsibilities. The Company's independent auditor and management have more time, knowledge and detailed information about the Company than do the Audit Committee members. Accordingly, the Audit Committee's role does not provide any special assurances with regard to the Company's financial statements.

ANNUAL MEETING OF STOCKHOLDERS OF

TAPESTRY PHARMACEUTICALS, INC.

July 6, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 THROUGH 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors: (to serve until 2007 Annual Meeting)
NOMINEES:
☐	FOR ALL NOMINEES	(	)	Patricia A. Pilia, Ph. D.
		(	)	Edward L. Erickson
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	(	)	The Honorable Richard Perle
☐	FOR ALL EXCEPT (See instructions below)
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

		FOR	AGAINST	ABSTAIN
2.	To approve the Company's 2004 Equity Incentive Plan	☐	☐	☐
3.	To approve the Company's 2004 Non-Employee Directors' Stock Option Plan	☐	☐	☐
4.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 29, 2004.	☐	☐	☐

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TAPESTRY PHARMACEUTICALS, INC.

Common Stock
For the Annual Meeting of Stockholders to Be Held on July 6, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Leonard P. Shaykin and Patricia A. Pilia, or either of them, with full power of substitution, as a proxy or proxies to represent the undersigned at the Annual Meeting (the "Annual Meeting") of Stockholders of Tapestry Pharmaceuticals, Inc. (the "Company") to be held on July 6, 2004, at 9:00 a.m. local time at the Westminster Westin Hotel, 10600 Westminster Boulevard, Westminster, Colorado, and at any adjournments or postponements thereof, and to vote there all the shares of common stock, $.0075 par value per share, held of record by the undersigned at the close of business on May 7, 2004, with all the power that the undersigned would possess if personally present, as designated on the reverse side.

        Shares will be voted as specified. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND FOR APPROVAL OF THE PROPOSALS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS. The proxies or substitutes may vote accordingly in their discretion upon any other business that may properly come before the Annual Meeting or any adjournments thereof.

(Continued and to be signed on the reverse side)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On July 6, 2004
PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS July 6, 2004
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF 2004 EQUITY INCENTIVE PLAN
PROPOSAL 3 APPROVAL OF 2004 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
PROPOSAL 4 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS
APPENDIX A TAPESTRY PHARMACEUTICALS, INC. AUDIT COMMITTEE CHARTER